UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________ FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2010

GENTA INCORPORATED
________________________________________ (Exact Name of Registrant as Specified in Charter)

Delaware	000-19635	33-0326866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Connell Drive Berkeley Heights, NJ		07922
(Address of Principal Executive Offices)		(Zip Code)

(908) 286-9800
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

As previously reported on March 9, 2010, Genta Incorporated (the “Company”) issued various senior unsecured and secured convertible promissory notes to certain accredited investors in a private placement.  Pursuant to the terms of the Senior Unsecured Convertible Promissory Notes B due March 9, 2013, issued by the Company on March 9, 2010 (the “March 2010 B Notes”), the Senior Unsecured Convertible Promissory Notes E due March 9, 2013, issued by the Company on March 9, 2010 (the “March 2010 E Notes”), and the Senior Unsecured Convertible Promissory Notes F due March 9, 2013, issued by the Company on March 9, 2010 (the “March 2010 F Notes”, and together with the March 2010 B Notes and the March 2010 E Notes, the “October Adjusted Notes”), if on the later of (A) the date that is seven months after March 9, 2010 and (B) the eleventh trading day following the effective date of the Company’s reverse stock split, which became effective on August 2, 2010, (the “October Adjustment Date”) the volume weighted closing price of the Company’s Common Stock for the 10 consecutive trading day period ending on the last trading day prior to the October Adjustment Date (the “10-Day October VWCP”) is less than $0.10 (as adjusted for any stock splits, combinations, recapitalizations or the like), the conversion price for the October Adjusted Notes, as applicable, shall be reduced to a price equal to 10% of the 10-Day October VWCP.

On October 8, 2010, the 10-Day October VWCP was less than $0.10 (as adjusted for any stock splits, combinations, recapitalizations or the like).  Therefore, on October 9, 2010, the conversion price for the October Adjusted Notes will be reduced to 10% of the 10-Day October VWCP, or $0.0396.

The Company’s Senior Secured Convertible Promissory Notes due June 9, 2011, as amended (the “June 2008 Notes”), (ii) Senior Secured Convertible Promissory Notes due April 2, 2012, as amended (the “April 2009 Notes”), (iii) Unsecured Subordinated Convertible Promissory Notes due July 7, 2011, as amended, issued by the Company on July 7, 2009 and September 4, 2009, pursuant to a securities purchase agreement dated July 7, 2009 (the “July 2009 Notes”), (iv) Unsecured Subordinated Convertible Promissory Notes due September 4, 2011, as amended, issued by the Company on September 4, 2009 pursuant to a securities purchase agreement dated September 4, 2009 (the “September 2009 Notes,” and together with the April 2009 Notes and the July 2009 Notes, the “2009 Notes”), (v) Senior Unsecured Convertible Promissory Notes C due March 9, 2013, issued by the Company on March 9, 2010 (the “March 2010 C Notes”), and (vi) Senior Secured Convertible Promissory Notes D due March 9, 2013, issued by the Company on March 9, 2010 (the “March 2010 D Notes”, and together with the 2009 Notes and March 2010 C Notes, the “Other Notes”) contain provisions that provide that the conversion price of the Other Notes shall be reduced to the extent the Company subsequently issues securities at an effective price below the applicable conversion price of the Other Notes or amends the conversion price of its outstanding notes to a price that is below the applicable conversion price of the Other Notes.  Since the conversion price of the October Adjusted Notes will be less than the current conversion price for the Other Notes on October 9, 2010 following the conversion price reduction, the conversion price for the Other Notes will reset upon the adjustment of the conversion price of the October Adjusted Note.  Therefore, on October 9, 2010, the current conversion price of the Other Notes will be $0.0396.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTA INCORPORATED

By:	/s/ Gary Siegel
Name:	Gary Siegel
Title:	Vice President, Finance

Dated:           October 8, 2010